DEL TORO SILVER CORP.
Suite 400 – 409 Granville Street
Vancouver, BC, V6C 1T2
Telephone: (604) 678-2531

NEWS RELEASE                                                                                                Trading Symbol OTCBB: DTOR

Del Toro Closes Private Placement for Proceeds of $200,000 USD

Vancouver, British Columbia (December 6, 2010) – Del Toro Silver Corp. (OTCBB: DTOR) (“Del Toro” or the “Company”) is pleased to announce it has closed a non-brokered private placement in the Company for 2,000,000 Units at a price of $0.10 per Unit for gross proceeds of $200,000 (all funds expressed in USD). Each Unit consists of one common share and one share purchase warrant entitling the warrant holder to purchase an additional common share at a price of $0.25 for a period of two years from the closing of the private placement. The shares forming part of the Units and the shares acquired on exercise of the warrants are subject to restrictions by regulatory authorities.

Proceeds of the private placement will be applied to the Company's ongoing work program on their Dos Naciones project, continued exploration for new projects and general working capital.

About Del Toro Silver Corp.

Del Toro Silver is a dynamic exploration company focused on mining exploration of base and precious metal deposits in northern Mexico. The Company’s Dos Naciones property is NI 43-101 compliant with historic production in numerous areas. The Company continues to advance past work completed by the previous owner, Penoles, to further its Phase I drill program.

For further information, please contact Mark McLeary at 604-678-2531.

On behalf of the Board of directors,

“Mark A. McLeary”
President/CEO

Forward Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Forward looking statements are made based on management’s beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law.  Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the “SEC”) (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com).  Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company’s filings with the SEC, such as the ability to obtain additional financing, the ability to manage growth, acquisitions of technology, equipment or human resources, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company.  These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.